Gain on Sales of Real Estate Acquired for Resale	12 Months Ended
Dec. 31, 2011
Gain on Sales of Real Estate Acquired for Resale [Abstract]
Gain on Sales of Real Estate Acquired for Resale

11.        Gain on Sales of Real Estate Acquired for Resale

During 2011 and 2010, Crest did not sell any properties.  During 2009, Crest sold two properties for $2.0 million, which resulted in no gain. Crest’s gains on sales are reported before income taxes and are included in income from discontinued operations.